______________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  November 21, 1997


          VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of October 26, 1997, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1997D).

                             CLAYTON HOMES, INC.
                       VANDERBILT MORTGAGE AND FINANCE, INC.
       ____________________________________________________________________
            (Exact name of registrant as specified in its charter)


  Clayton Homes, Inc. - Del.
  Vanderbilt - Tennessee                333-14033            62-0997810
____________________________          _____________       __________________

(State or Other Jurisdiction          (Commission         (I.R.S. Employer
     of Incorporation)                File Number)        Identification No.)


4726 Airport Highway
Louisville, Tennessee                                  37777
______________________                                 __________
(Address of Principal                                  (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (423) 970-7200
                                                     _________________

______________________________________________________________________________


Item 5.  Other Events
         ____________

Filing of Computational Materials.
_________________________________

     In connection with the offering of the Vanderbilt Mortgage and Finance, Inc. ("Vanderbilt") Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1997D, Prudential Securities Incorporated and Credit Suisse First Boston, as the underwriters of the Certificates (the "Underwriters") have provided certain materials (the "Computational
Materials")  for  distribution to  its  potential  investors.   Although  the
Company provided the Underwriters with certain information regarding the characteristics of the Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Prudential Securities Incorporated are attached hereto as Exhibit 99.1.



Item 7.  Financial Statements, Pro Forma Financial
         _________________________________________

         Information and Exhibits.
         ________________________


(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials - Prudential Securities Incorporated



                                   SIGNATURES


    Pursuant  to the requirements of the Securities Exchange Act of  1934, the  registrants have  duly  caused this  report to  be
signed  on  their   behalf  by  the  undersigned   hereunto  duly
authorized.


                            VANDERBILT MORTGAGE AND FINANCE, INC.



                            By:   /s/ David R. Jordan
                                 _____________________________
                                 Name:  David R. Jordan
                                 Title: Vice President



                            CLAYTON HOMES, INC.



                            By:    /s/ Kevin T. Clayton
                                ___________________________
                                Name: Kevin T. Clayton
                                Title: President


Dated:  November 20, 1997




                                    Exhibit Index
                                    _____________


          Exhibit                                                      Page
          _______                                                      ____

          99.1 Computational Materials, Prudential Securities Incorporated





******************** PRELIMINARY INFORMATION ONLY ********************


                         Marketing Memorandum for
                    Vanderbilt Mortgage and Finance, Inc.,
               Manufactured Housing Contract, Senior/Subordinate
                      Pass-Through Certificates, Series 1997-D


-----------------------------------------------------------------------------
     GROUP I CERTIFICATES:
     $ [  50,000,000.00] Class IA-1  Fixed Rate Certificates -  [1M LIBOR +
__ bps]
     $ [  29,100,000.00] Class IA-2  Fixed Rate Certificates -  [TBD%]
     $ [  32,300,000.00] Class IA-3  Fixed Rate Certificates -  [TBD%]
     $ [  12,700,000.00] Class IA-4  Fixed Rate Certificates -  [TBD%]
     $ [  14,662,000.00] Class IA-5  Fixed Rate Certificates -  [TBD%]
     $ [  13,538,000.00] Class IA-6  Fixed Rate Certificates -  [TBD%]
     $ [  10,154,000.00] Class IB-1  Fixed Rate Certificates -  [TBD%]
     $ [   6,769,000.00] Class IB-2  Fixed Rate Certificates -  [TBD%]

     GROUP II CERTIFICATES:
     $ [ 47,340,000.00] Class IIA-1 Adjustable Rate Certificates - [1M LIBOR + __ bps]
     $ [ 7,320,000.00] Class IIB-1 Adjustable Rate Certificates - [1M LIBOR + __ bps]
     $ [ 3,271,000.00] Class IIB-2 Adjustable Rate Certificates - [1M LIBOR + __ bps]
     $ [ 4,361,000.00] Class 11B-3 Adjustable Rate Certificates - [1M LIBOR + __ bps]

-----------------------------------------------------------------------------

The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the Vanderbilt Mortgage and Finance, Series 1997-D transaction, and not by or as agent for Vanderbilt Mortgage and Finance, Inc. or any of its affiliates (the "Sponsor"). The Sponsor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.
In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor. The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). The information contained herein will be superseded by the final Prospectus.



******************** PRELIMINARY INFORMATION ONLY ********************

                    Vanderbilt Mortgage and Finance, Inc., Series 1997-D
                         Preliminary Marketing Memo

Title of Securities:    VMF 1997-D, Class IA-1, Class IA-2, Class IA-3, Class
IA-4, Class IA-5, Class IA-6, Class IB-1 and Class IB-2 Fixed Rate Group Certificates and Class IIA-1,Class IIB-1, Class IIB-2 and Class IIB-3 Adjustable Rate Group Certificates

Seller:        Vanderbilt Mortgage and Finance, Inc.

Servicer:      Vanderbilt Mortgage and Finance, Inc.

Trustee:       The Chase Manhattan Bank


                              CREDIT ENHANCEMENT
                              ------------------
                              1) Excess interest
                              2) Over-Collateralization
                              3) Cross-Collateralization
                              4) Subordination

Excess Interest:    Excess interest cashflows from each group will be
available as credit enhancement for the related group.

Overcollateralization:   The credit enhancement provisions of the Trust are
intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying excess servicing and the servicing fee (while VMF is the servicer) collected on the collateral to the payment of principal on the Senior Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the certificates faster than the principal amortization of the respective collateral pool, an O/C amount equal to the excess of the aggregate principal balance of the collateral pool over the principal balance of the related Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

               FIXED RATE CERTIFICATES
               NA

               ADJUSTABLE RATE CERTIFICATES
               Initial Deposit: [0.00%]      Target: [3.75%]

These O/C percentages are subject to step-downs beginning in month [61] if the Subordinate Class Principal distribution tests are met. Cross-Collateralization: Excess spread from each of the two collateral groups, if not needed to credit enhance its own group will be available to credit enhance the other group.

Subordination:                                 GROUP I (Fixed)     GROUP II (Adjustable)
                                                   -------               --------
           Class IA-1 - IA-5 + IIA-1 (Aaa)       [18.00]%            [24.00]%
           Class IA-6 + IIB-1        (Aa3)       [10.00]%            [12.25]%
           Class IB-1 + IIB-2        (Baa2)      [ 4.00]%            [ 7.00]%
           Class IB-2 + IIB-3        (Baa2)



Class Sizes:                                   GROUP I             GROUP II
                                               -------             --------
           Class IA-1 - IA-5 + IIA-1 (Aaa)       [82.00]%            [76.00]%
           Class IA-6 + IIB-1        (Aa3)       [ 8.00]%            [11.75]%
           Class IB-1 + IIB-2        (Baa2)      [ 6.00]%            [ 5.25]%
           Class 1B-2 + IIB-3        (Baa2)      [ 4.00]%            [ 7.00]%
           O/C                                   NA                  [0 to 3.75]%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT
RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



*********************** PRELIMINARY INFORMATION ONLY **********************

                    Vanderbilt Mortgage and Finance, Inc., Series 1997-D
                         Preliminary Marketing Memo
-----------------------------------------------------------------------------

                            Fixed-Rate Group

                    Class       Class       Class       Class      Class      Class      Class       Class
                    I A-1       I A-2       I A-3       I A-4      I A-5      I A-6      I B-1       I B-2

Amount(000):        50,000      29,100      32,300      12,700     14,662     13,538     10,154       6,769

Coupon:             [<-----------------------------------TBD--------------------------------------------->]
                    1ML+ [TBD] bps

Approx. Price:      [<-----------------------------------TBD--------------------------------------------->]


Yield(%):           N/A   [<-----------------------------TBD--------------------------------------------->]

Spread:             [<-----------------------------------TBD--------------------------------------------->]

Avg Life            [1.127      3.050       5.015       7.299       9.593     11.350       6.822      10.887]
To Call:

Avg Life            [1.127      3.050       5.015       7.299       9.593     13.738       6.822      15.254]
To Mat.:

1st Prin Pymt:      [12/07/97   03/07/00    10/07/01    06/07/04    02/07/06  04/07/09     12/07/02   03/07/07]

Exp Mat:            [03/07/00   10/07/01    06/07/04    02/07/06    04/07/09  12/07/14     03/07/07   09/07/27]

To 10% Call:        [03/07/00   10/07/01    06/07/04    02/07/06    04/07/09  04/07/09     03/07/07   04/07/09]

Stated Mat:         [<-----------------------------------TBD--------------------------------------------->]

Expected
Settlement:         [<----------------------------------------[12/01/97]--------------------------------->]

Pymt Delay:         0 days        [<-------------------------------6 days-------------------------------->]

Interest Pmt        Act/360      30/360      30/360      30/360      30/360   30/360        30/360      30/360
Basis:

Dated Date:         [12/01/97]  [<----------------------------[11/01/97]--------------------------------->]

Ratings:            Aaa          Aaa          Aaa         Aaa          Aaa      Aa3          Baa2        Baa2
(Moody's)

Pricing Date:       [TBD]

Prepayment Speed:   200% MHP

Total Group Size:   [$169,223,000]

Class IA-1 Pass
Through Rate:       The Class I A-1 Pass Through Rate will equal the lesser
                    of i) One Month LIBOR plus [TBD%]  and ii) the weighted
                    average gross coupon of the contracts less the [1.25%]
                    servicing fee.

Corporate Guarantee: The Class I B-2 Certificateholders will have the benefit of a limited guarantee of Clayton Homes, Inc.
                     ("CHI") to protect against losses that would otherwise be absorbed by the Class I B-2 Certificateholders.

Servicing Fee:      For as long as Vanderbilt is the servicer, the servicing
                    fee of [1.25]% per annum is subordinate to the Offered
                    Certificates on a monthly basis.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT
RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.




*********************** PRELIMINARY INFORMATION ONLY ***********************

                    Vanderbilt Mortgage and Finance, Inc., Series 1997-D
                         Preliminary Marketing Memo
Cashflow Priority:

  PRICING
  BASE CASE    CLASS I B DISTRIBUTION TEST IS MET:
               1) Current interest and any previously unreimbursed
                  interest to Classes I A-1 - I A-5;
               2) Senior percentage of principal payments sequentially
                  to Classes I A-1, I A-2, I A-3, I A-4, and I A-5
                  until such class is reduced to zero;
               3) Current interest and any previously unreimbursed
                  interest to Class I A-6 Certificates;
               4) Senior percentage of principal payments to
                  Class I A-6 until such class is reduced to zero;
               5) Current interest and any previously unreimbursed
                  interest to Class I B-1 Certificates;
               6) Class I B percentage of principal payments to
                  Class I B-1 until such class is reduced to zero;
               7) Current interest and any previously unreimbursed
                  interest to Class I B-2 Certificates;
               8) Class I B percentage of principal payments to
                  Class I B-2 until such class is reduced to zero;
               9) Excess cashflow to fund any Available Funds shortfall
                  with respect to the Group II Certificates except the
                  Net Funds Cap Carryover Amount;
              10) Excess cashflow to the Class II A-1 to build O/C for the
                  Group II Certificates.
              11) As long as Vanderbilt is the Servicer, any remainder
                  up to the amount equal to 1/12th of the product of 1.25%
                  and the pool scheduled principal balance to the Servicer;
              12) Any remainder to Clayton Homes for any unreimbursed guaranteed payments with respect to Class I B-2;
              13) Any remainder to the Class R Certificates.
          __________________________________________________
          |     |     |          |        |       |        |
          |I A-1|I A-2|  I A-3   | I A-4  | I A-5 | I A-6  |
          |     |     |          |        |       |        |
          |_____|_____|__________|________|_______|________|
          |///////////////////|              |             |
          |///////////////////|    I B-1     |    I B-2    |
          |///////////////////|              |             |
          --------------------------------------------------
               5 yrs

          CLASS I B DISTRIBUTION TEST IS NOT MET:
               1) Current interest and any previously unreimbursed
                  interest to Classes I A-1 - I A-5 Certificates;
               2) 100% of principal payments sequentially to Classes
                  I A-1, I A-2, I A-3, I A-4, and I A-5 until such class is reduced to zero;
               3) Current interest and any previously unreimbursed
                  interest to Clas I A-6 Certificates;
               4) 100% of principal payments to Class I A-6 until such
                  Class is reduced to zero;
               5) Current interest and any previously unreimbursed
                  interest to Class I B-1 Certificates;
               6) 100% of principal payments to Class I B-1 until such
                  Class is reduced to zero;
               7) Current interest and any previously unreimbursed
                  interest to Class I B-2 Certificates;
               8) 100% of principal payments to Class I B-2 until such
                  Class is reduced to zero;
               9) Excess cashflow to fund any Available Funds shortfall
                  with respect to the Group II Certificates except the
                  Net Funds Cap Carryover Amount;
              10) Excess cashflow to the Class II A-1 to build O/C for the
                  Group II Certificates.
              11) So long as Vanderbilt is the Servicer, any remainder
                  up to the amount equal to 1/12th of the product of
                  1.25% and the pool scheduled principal balance to the
                  Servicer;
              12) Any remainder to Clayton Homes for any unreimbursed
                  guaranteed payments with respect to Class I B-2;
              13) Any remainder to the Class R Certificates.
     _________________________________________________________________
     |       |       |       |       |       |       |       |       |
     |       |       |       |       |       |       |       |       |
     | I A-1 | I A-2 | I A-3 | I A-4 | I A-5 | I A-6 | I B-1 | I B-2 |
     |       |       |       |       |       |       |       |       |
     |_______|_______|_______|_______|_______|_______|_______|_______|

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.




*********************** PRELIMINARY INFORMATION ONLY ***********************

                    Vanderbilt Mortgage and Finance, Inc., Series 1997-D
                         Preliminary Marketing Memo

Class I B Distribution
Test:
                The Class I B Distribution Test is met if:

                1)  Remittance Date is on or after December 2002
                2)  Class I B Percentage is at least [17.500] %
                    (which is  1.75  times the original Class I B
                    Percentage)
                3)  Cumulative Realized Losses do not exceed   7%  for
                    year 2001, 8% for year 2002, and 9% for year 2003 and beyond of the Original Principal Balance of the Contracts
                4)  Current Realized Loss Ratio does not exceed  2.75%
                5)  Average 60 Day Delinquency Ratio does not exceed  5%
                6)  Average 30 Day Delinquency Ratio does not exceed  7%
                7) Class I B-2 Principal Balance must not be less than [$3,384,460] (which represents approximately 2% of the Total Original Group I Pool Principal Balance).



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************ PRELIMINARY INFORMATION ONLY  ***********************

                    Vanderbilt Mortgage and Finance, Inc., Series 1997-D
                         Preliminary Marketing Memo
-----------------------------------------------------------------------------

                           Adjustable-Rate Certificates

               Class          Class          Class          Class
               II A-1         II B-1         II B-2         II B-3

-----------------------------------------------------------------------------

Amount(000):   [47,340         7,320         3,271          4,361   ]

Coupon:       1ML+ [TBD]     1ML+ [TBD]     1ML+ [TBD]      1ML+ [TBD]

Approx. Price: [<------------------------TBD------------------------------->]

Spread:        [<------------------------TBD------------------------------->]

Avg Life
To Mat:        [3.746           5.894           8.057          11.982]

To Call:       [3.635           5.894           8.057          10.905]

1st Prin Pymt: [12/07/97        12/07/02        11/07/04       04/07/07]

To 10% Call:   [04/07/09        11/07/04        04/07/07       04/07/09]

Exp Mat:       [08/07/12        11/07/04        04/07/07       06/07/13]

Stated
Maturity:      [<--------------------------TBD----------------------------->]

Expected
Settlement:    [<------------------------12/01/97-------------------------->]

Pymt Delay:       0 Days         0 Days         0 Days           0 Days

Dated Date:       [12/01/97]     [12/01/97]     [12/01/97]       [12/01/97]

Rating:              Aaa             Aa3            Baa2          Baa2
(Moody's)

Pricing Date:       [TBD]

Prepayment Speed:   225% MHP

Total Group Size:   [$62,292,000]

Group II Pass
Through Rate:   The Group II Pass Through Rate will equal the lesser of
                i) One Month LIBOR plus [TBD%] and ii) the Net Funds Cap as described herein.

Coupon Step up:   If the 10% Clean-Up Call is not exercised, the coupon on
                  the Class Adjustable Rate Certificates :
                          IIA-1  - shall increase by [2x] the respective
                                   margins
                          IIB-1  - shall increase by an additional  [50 BP]
                          IIB-2  - shall increase by an additional  [50 BP]
                          IIB-3  - shall increase by an additional  [50 BP]

Net Funds Cap:  The difference between the a) collateral WAC and b) the the sum of i) if the OC is less than its target, [0.75]%
                spread cushion, and ii) if the Company is no longer
                the Servicer, [1.25]%.
Net Funds Cap
Carryover:      If on any Payment Date the Group II Certificate interest
                distribution amount is less than the Group II Pass-Through
                Rate (which is subject to a  maximum equal to the Weighted
                Average Life Cap of the collateral), the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Pass-
                Through Rate will be carried forward to the next Payment Date until paid. No interest carryforward will be paid once the Class II B-2 Certificate principal balance has been reduced to zero.

Corporate Guarantee: The Class II B-3 Certificateholders will have the benefit of a limited guarantee of Clayton Homes, Inc.("CHI") to protect against losses that would otherwise be absorbed by the Class II B-3 Certificateholders.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************ PRELIMINARY INFORMATION ONLY ************************

                    Vanderbilt Mortgage and Finance, Inc., Series 1997-D
                         Preliminary Marketing Memo
Cashflow Priority:

  PRICING
  BASE CASE    CLASS II B DISTRIBUTION TEST IS MET:
               1) Current interest and any previously unreimbursed
                  interest to Class II A-1 Certificates
                  (subject to the Net Funds Cap);
               2) Senior percentage of principal payments
                  to Class II A-1 until such class is reduced to zero;
               3) Current interest and any previously unreimbursed
                  interest to Class II B-1 Certificates;
               4) Class II B percentage of principal payments to
                  Class II B-1 until such class is reduced to zero;
               5) Current interest and any previously unreimbursed
                  interest to Class II B-2 Certificates;
               6) Class II B percentage of principal payments to
                  Class II B-2 until such class is reduced to zero;
               7) Current interest and any previously unreimbursed
                  interest to Class II B-3 Certificates;
               8) Class II B percentage of principal payments to
                  Class II B-3 until such class is reduced to zero;
               9) Excess cashflow to fund any Available Funds shortfall
                  with respect to the Group I Certificates except the Net Funds Cap Carryover Amount;
              10) Excess cashflow to the Class II A-1 to build O/C.
              11) So long as Vanderbilt is the Servicer, any remainder
                  up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
              12) Any remainder to Clayton Homes for any unreimbursed
                  guaranteed payments with respect to Class II B-3;
              13) Any remainder to the Class R Certificates.
          ______________________________________________________
          |                                                     |
          |         II A-1                                |
          |                                                     |
          |_____________________________________________________|
          |/////////////|                |            |           |
          |/////////////|                |            |         |
          |/////////////|   II B-1       |   II B-2   |  II B-3 |
          |/////////////|________________|____________|_________|
                5 yrs


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************ PRELIMINARY INFORMATION ONLY ************************

                    Vanderbilt Mortgage and Finance, Inc., Series 1997-D
                         Preliminary Marketing Memo

          CLASS II B DISTRIBUTION TEST IS NOT MET:
               1) Current interest and any previously unreimbursed
                  interest to Classes II A-1 Certificates;
               2) 100% of principal payments sequentially to Class
                  II A-1 until such class is reduced to zero;
               3) Current interest and any previously unreimbursed
                  interest to Class II B-1 Certificates;
               4) 100% of principal payments to Class II B-1 until such
                  Class is reduced to zero;
               5) Current interest and any previously unreimbursed
                  interest to Class II B-2 Certificates;
               6) 100% of principal payments to Class II B-2 until such
                  Class is reduced to zero;
               7) Excess cashflow to fund any Available Funds shortfall
                  with respect to the Group I Certificates except the Net Funds Cap Carryover Amount;
               8) Excess cashflow to the Class II A-1 to build O/C.
               9) So long as Vanderbilt is the Servicer, any remainder
                  up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
              10) Any remainder to Clayton Homes for any unreimbursed
                  guaranteed payments with respect to Class II B-3;
              11) Any remainder to the Class R Certificates.

     _________________________________________________________________
     |                                       |       |       |       |
     |                                       |       |       |       |
     |             II A-1                    | II B-1| II B-2| II B-3|
     |                                       |       |       |       |
     |_______________________________________|_______|_______|_______|


Class II B Distribution
Test:               The Class II B Distribution Test is met if
                1)  Remittance Date is on or after  December 2002
                2)  Class II B Percentage + O/C is at least  [50.0%]
                3)  Cumulative Realized Losses do not exceed 7% for year
                    2001, 8% for year 2002, and 9% for year 2003 and
                    beyond of the Original Principal Balance of the
                    Contracts
                4)  Current Realized Loss Ratio does not exceed  2.75%
                5)  Average 60 Day Delinquency Ratio does not exceed  5%
                6)  Average 30 Day Delinquency Ratio does not exceed  7%
                7)  Sum of Class II B-3 Principal Balance + O/C must not be less than  [$ 1,245,840] (which represents approximately
	            2% of the Total Original Group II Pool Principal Balance).


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



************************ PRELIMINARY INFORMATION ONLY ***********************

                    Vanderbilt Mortgage and Finance, Inc., Series 1997-D
                         Preliminary Marketing Memo

Cleanup Call:   The Servicer may call the Certificates at par plus accrued interest after the remaining pool balance of the Certificates is less than 10% of its original balance.

Payment Date:   The 7th day of each month or, if such day is not a business day, the next succeeding business day, beginning in December, 1997.

Interest Accrual: Interest will accrue from the 1st day of the preceding month until the 30th day of the preceding month for the Class I A-2, I A-3, I A-4, I A-5, I A-6, I B-1 and I B-2 certificates. For the Class I A-1 certificates and the Group II Certificates, interest will accrue from the 7th day of the preceeding month until the 6th day of the current month. For the first payment date, interest will accrue from the closing date to the first Payment Date for the class I A-1 certificates and the Group II Certificates. For the Class I A-1 certificates, and the Group II Certificates, interest is calculated using an actual/360 day count. For the remainder of the certificate classes, interest is calculated using a 30/360 day count.

ERISA Considerations:     The Class I A-1, I A-2, I A-3, I A-4, and I A-5
Certificates and the Class II A-1 will be ERISA eligible.  The Class I A-6
I B-1 and I B-2 Certificates and the Class II B-1, II B-2, and II B-3 are not ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:    The Class II A-1 and II B-1 Certificates will
constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 "SMMEA".

                                    Group I                 Group II

Type of Collateral:                 FIXED                      ARM
Amount:                   [    $ 169,223,423              $  62,292,390 ]
Avg Unpaid Balance        [         $ 28,143                   $ 31,896 ]
Max Orig Balance          [         $183,388                  $ 116,653 ]
WAC:                      [          11.173%                    10.826% ]
WAC Range:                [   7.99% - 21.00%            7.990% - 17.00% ]
WAM:                      [              197                        192 ]
WA Orig Term:             [              207                        194 ]
WALTV:                    [            90.2%                      86.7% ]
New:                      [            64.7%                      76.1% ]
Used:                     [            35.3%                      23.9% ]
Park:                     [            32.3%                      33.9% ]
Non-Park:                 [            67.7%                      66.1% ]
Single Wide:              [            53.0%                      53.9% ]
Double Wide:              [            47.0%                      46.1% ]



Prospectus:             The Certificates are being offered pursuant to a
Prospectus which includes a Prospectus Supplement (together, the "Prospectus") Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.




Projected Available Funds Cap:
=============================
(GROSS COUPON - 75 Bp CARVE-OUT, Using 30/360 Day Count)
* Assuming VMF is the servicer

 DATE  COUPON
--------------
12/97  10.076
01/98  10.076
02/98  10.073
03/98  10.073
04/98  10.073
05/98  10.073
06/98  10.073
07/98  10.072
08/98  10.072
09/98   9.907
10/98   9.754
11/98   9.623
12/98   9.594
01/99   9.590
02/99   9.590
03/99   9.590
04/99   9.590
05/99   9.590
06/99   9.590
07/99   9.589
08/99   9.589
09/99   9.589
10/99   9.589
11/99   9.589
12/99   9.589
01/00   9.589
02/00   9.589
03/00   9.589
04/00   9.589


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.



CURRENT BALANCE: $50,000,000.00                           DATED DATE: 12/01/97
CURRENT COUPON:  5.808%                    vmf7d       FIRST PAYMENT: 12/07/97
FACTOR:  1.0000000000                                        TOTAL CLASSES: 12
ORIGINAL BALANCE: $50,000,000.00                    YIELD TABLE DATE: 12/01/97

                        BOND IA1 DISCOUNT MARGIN ACT/360 TABLE
                          ASSUMED CONSTANT LIBOR-1M 5.6875

                PRICING SPEED
FIX             200.0%/     150.00%/    175.00%/    225.00%/    250.00%/   275.00%/
FLTR            225         225         225         225         225        225
99-24           34.983        30.959      32.959      37.029      39.103     41.219
99-24+          33.544        29.772      31.647      35.462      37.406     39.389
99-25           32.105        28.585      30.335      33.895      35.710     37.560
99-25+          30.667        27.399      29.023      32.329      34.014     35.732
99-26           29.229        26.213      27.712      30.763      32.318     33.904
99-26+          27.792        25.027      26.401      29.197      30.623     32.076
99-27           26.354        23.841      25.091      27.632      28.928     30.249
99-27+          24.917        22.656      23.780      26.067      27.233     28.422
99-28           23.481        21.471      22.470      24.503      25.539     26.596
99-28+          22.045        20.286      21.160      22.939      23.845     24.770
99-29           20.609        19.102      19.851      21.375      22.152     22.944
99-29+          19.173        17.917      18.542      19.812      20.459     21.119
99-30           17.738        16.733      17.233      18.249      18.766     19.295
99-30+          16.303        15.550      15.924      16.686      17.074     17.470
99-31           14.868        14.366      14.616      15.124      15.382     15.646
99-31+          13.434        13.183      13.308      13.562      13.691     13.823
100-00          12.000        12.000      12.000      12.000      12.000     12.000
100-00+         10.566        10.817      10.693      10.439      10.309     10.177
100-01           9.133         9.635       9.385       8.878       8.619      8.355
100-01+          7.700         8.453       8.079       7.317       6.929      6.534
100-02           6.267         7.271       6.772       5.757       5.240      4.712
100-02+          4.835         6.089       5.466       4.197       3.551      2.891
100-03           3.403         4.908       4.160       2.638       1.862      1.071
First Payment    0.017         0.017       0.017       0.017       0.017      0.017
Average Life     1.127         1.378       1.240       1.031       0.949      0.878
Last Payment     2.267         2.767       2.517       2.100       1.933      1.767


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.




CURRENT BALANCE: $29,100,000.00                           DATED DATE: 11/01/97
COUPON:  6.315%                           vmf7d        FIRST PAYMENT: 12/07/97
FACTOR: 1.0000000000                                         TOTAL CLASSES: 12
ORIGINAL BALANCE: $29,100,000.00                    YIELD TABLE DATE: 12/01/97


                            BOND IA2 BE-YIELD TABLE
                                PREPAYMENT SPEED

           PRICING SPEED
FIX          200.0%/       150.00%/    175.00%/    225.00%/    250.00%/   275.00%/
FLTR         225           225         225         225         225        225
99-24          6.452          6.444       6.448       6.457       6.461      6.466
99-24+         6.447          6.439       6.443       6.450       6.454      6.458
99-25          6.441          6.434       6.437       6.444       6.448      6.451
99-25+         6.435          6.429       6.432       6.438       6.441      6.444
99-26          6.429          6.424       6.427       6.432       6.434      6.437
99-26+         6.423          6.419       6.421       6.425       6.427      6.429
99-27          6.418          6.415       6.416       6.419       6.421      6.422
99-27+         6.412          6.410       6.411       6.413       6.414      6.415
99-28          6.406          6.405       6.405       6.407       6.407      6.408
99-28+         6.400          6.400       6.400       6.400       6.400      6.400
99-29          6.394          6.395       6.395       6.394       6.394      6.393
99-29+         6.389          6.390       6.389       6.388       6.387      6.386
99-30          6.383          6.385       6.384       6.381       6.380      6.379
99-30+         6.377          6.380       6.379       6.375       6.373      6.372
99-31          6.371          6.375       6.373       6.369       6.367      6.364
99-31+         6.365          6.371       6.368       6.363       6.360      6.357
100-00         6.360          6.366       6.363       6.356       6.353      6.350
100-00+        6.354          6.361       6.357       6.350       6.346      6.343
100-01         6.348          6.356       6.352       6.344       6.340      6.335
100-01+        6.342          6.351       6.347       6.338       6.333      6.328
100-02         6.336          6.346       6.341       6.331       6.326      6.321
100-02+        6.331          6.341       6.336       6.325       6.319      6.314
100-03         6.325          6.336       6.331       6.319       6.313      6.307
100-03+        6.319          6.331       6.325       6.312       6.306      6.299
100-04         6.313          6.327       6.320       6.306       6.299      6.292
100-04+        6.307          6.322       6.315       6.300       6.293      6.285
100-05         6.302          6.317       6.309       6.294       6.286      6.278
100-05+        6.296          6.312       6.304       6.287       6.279      6.271
100-06         6.290          6.307       6.299       6.281       6.272      6.263
100-06+        6.284          6.302       6.293       6.275       6.266      6.256
100-07         6.278          6.297       6.288       6.269       6.259      6.249
100-07+        6.273          6.292       6.283       6.262       6.252      6.242
First Payment  2.267          2.767       2.517       2.100       1.933      1.767
Average Life   3.050          3.693       3.344       2.800       2.586      2.401
Last Payment   3.850          4.683       4.267       3.517       3.267      3.017


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.



CURRENT BALANCE: $32,300,000.00                           DATED DATE: 11/01/97
COUPON:  6.485%                           vmf7d        FIRST PAYMENT: 12/07/97
FACTOR: 1.0000000000                                         TOTAL CLASSES: 12
ORIGINAL BALANCE: $32,300,000.00                    YIELD TABLE DATE: 12/01/97

                              BOND IA3 BE-YIELD TABLE
                                  PREPAYMENT SPEED
           PRICING SPEED
FIX          200.0%/      150.00%/    175.00%/    225.00%/    250.00%/   275.00%/
FLTR         225          225         225         225         225        225
99-24         6.607         6.602       6.605       6.610       6.613      6.615
99-24+        6.604         6.599       6.601       6.606       6.608      6.611
99-25         6.600         6.596       6.598       6.602       6.604      6.606
99-25+        6.596         6.593       6.594       6.598       6.600      6.602
99-26         6.592         6.589       6.591       6.594       6.595      6.597
99-26+        6.589         6.586       6.587       6.590       6.591      6.592
99-27         6.585         6.583       6.584       6.586       6.587      6.588
99-27+        6.581         6.580       6.580       6.582       6.582      6.583
99-28         6.577         6.577       6.577       6.578       6.578      6.578
99-28+        6.574         6.573       6.573       6.574       6.574      6.574
99-29         6.570         6.570       6.570       6.569       6.569      6.569
99-29+        6.566         6.567       6.567       6.565       6.565      6.564
99-30         6.562         6.564       6.563       6.561       6.560      6.560
99-30+        6.558         6.561       6.560       6.557       6.556      6.555
99-31         6.555         6.557       6.556       6.553       6.552      6.550
99-31+        6.551         6.554       6.553       6.549       6.547      6.546
100-00        6.547         6.551       6.549       6.545       6.543      6.541
100-00+       6.543         6.548       6.546       6.541       6.539      6.536
100-01        6.540         6.545       6.542       6.537       6.534      6.532
100-01+       6.536         6.541       6.539       6.533       6.530      6.527
100-02        6.532         6.538       6.535       6.529       6.526      6.522
100-02+       6.528         6.535       6.532       6.525       6.521      6.518
100-03        6.525         6.532       6.528       6.521       6.517      6.513
100-03+       6.521         6.529       6.525       6.517       6.513      6.509
100-04        6.517         6.526       6.521       6.513       6.508      6.504
100-04+       6.513         6.522       6.518       6.509       6.504      6.499
100-05        6.510         6.519       6.514       6.505       6.499      6.495
100-05+       6.506         6.516       6.511       6.500       6.495      6.490
100-06        6.502         6.513       6.508       6.496       6.491      6.485
100-06+       6.498         6.510       6.504       6.492       6.486      6.481
100-07        6.495         6.506       6.501       6.488       6.482      6.476
100-07+       6.491         6.503       6.497       6.484       6.478      6.471
First Payment 3.850         4.683       4.267       3.517       3.267      3.017
Average Life  5.015         6.111       5.520       4.588       4.226      3.924
Last Payment  6.517         7.850       7.183       5.933       5.350      4.933


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.



CURRENT BALANCE: $12,700,000.00                           DATED DATE: 11/01/97
COUPON:  6.680%                          vmf7d         FIRST PAYMENT: 12/07/97
FACTOR: 1.0000000000                                         TOTAL CLASSES: 12
ORIGINAL BALANCE: $12,700,000.00                    YIELD TABLE DATE: 12/01/97


                              BOND IA4 BE-YIELD TABLE
                                 PREPAYMENT SPEED
          PRICING SPEED
FIX          200.0%/       150.00%/    175.00%/    225.00%/    250.00%/   275.00%/
FLTR         225           225         225         225         225        225
99-24         6.798          6.795       6.797       6.800       6.802      6.804
99-24+        6.796          6.793       6.794       6.797       6.799      6.801
99-25         6.793          6.790       6.792       6.794       6.796      6.797
99-25+        6.790          6.788       6.789       6.791       6.793      6.794
99-26         6.787          6.785       6.786       6.788       6.789      6.790
99-26+        6.784          6.783       6.784       6.785       6.786      6.787
99-27         6.782          6.781       6.781       6.782       6.783      6.784
99-27+        6.779          6.778       6.778       6.779       6.780      6.780
99-28         6.776          6.776       6.776       6.776       6.776      6.777
99-28+        6.773          6.773       6.773       6.773       6.773      6.773
99-29         6.770          6.771       6.771       6.770       6.770      6.770
99-29+        6.768          6.768       6.768       6.767       6.767      6.766
99-30         6.765          6.766       6.765       6.764       6.764      6.763
99-30+        6.762          6.764       6.763       6.761       6.760      6.759
99-31         6.759          6.761       6.760       6.758       6.757      6.756
99-31+        6.757          6.759       6.758       6.755       6.754      6.752
100-00         6.754          6.756       6.755       6.752       6.751     6.749
100-00+        6.751          6.754       6.752       6.749       6.747     6.745
100-01         6.748          6.751       6.750       6.746       6.744     6.742
100-01+        6.745          6.749       6.747       6.743       6.741     6.739
100-02         6.743          6.747       6.745       6.740       6.738     6.735
100-02+        6.740          6.744       6.742       6.737       6.735     6.732
100-03         6.737          6.742       6.740       6.734       6.731     6.728
100-03+        6.734          6.739       6.737       6.731       6.728     6.725
100-04         6.731          6.737       6.734       6.728       6.725     6.721
100-04+        6.729          6.735       6.732       6.725       6.722     6.718
100-05         6.726          6.732       6.729       6.722       6.719     6.714
100-05+        6.723          6.730       6.727       6.719       6.715     6.711
100-06         6.720          6.727       6.724       6.716       6.712     6.707
100-06+        6.718          6.725       6.721       6.714       6.709     6.704
100-07         6.715          6.722       6.719       6.711       6.706     6.701
100-07+        6.712          6.720       6.716       6.708       6.703     6.697
First Payment  6.517          7.850       7.183       5.933       5.350     4.933
Average Life   7.299          8.775       7.993       6.675       6.100     5.571
Last Payment   8.183          9.767       8.933       7.517       6.933     6.350



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.




CURRENT BALANCE: $14,662,000.00                           DATED DATE: 11/01/97
COUPON:  6.795%                        vmf7d           FIRST PAYMENT: 12/07/97
FACTOR: 1.0000000000                                         TOTAL CLASSES: 12
ORIGINAL BALANCE: $14,662,000.00                    YIELD TABLE DATE: 12/01/97

                         BOND IA5 BE-YIELD TABLE
                              PREPAYMENT SPEED

                       ******** TO CALL *********

           PRICING SPEED
FIX          200.0%/        150.00%/    175.00%/    225.00%/    250.00%/    275.00%/
FLTR         225            225         225         225         225         225
99-24         6.912           6.910       6.911       6.913       6.914      6.916
99-24+        6.910           6.908       6.909       6.911       6.912      6.913
99-25         6.907           6.906       6.907       6.908       6.909      6.910
99-25+        6.905           6.904       6.904       6.906       6.907      6.908
99-26         6.903           6.902       6.902       6.903       6.904      6.905
99-26+        6.900           6.900       6.900       6.901       6.902      6.902
99-27         6.898           6.898       6.898       6.899       6.899      6.899
99-27+        6.896           6.895       6.896       6.896       6.896      6.897
99-28         6.894           6.893       6.894       6.894       6.894      6.894
99-28+        6.891           6.891       6.891       6.891       6.891      6.891
99-29         6.889           6.889       6.889       6.889       6.889      6.888
99-29+        6.887           6.887       6.887       6.886       6.886      6.886
99-30         6.884           6.885       6.885       6.884       6.884      6.883
99-30+        6.882           6.883       6.883       6.882       6.881      6.880
99-31         6.880           6.881       6.881       6.879       6.878      6.878
99-31+        6.878           6.879       6.878       6.877       6.876      6.875
100-00         6.875           6.877       6.876       6.874       6.873     6.872
100-00+        6.873           6.875       6.874       6.872       6.871     6.869
100-01         6.871           6.873       6.872       6.869       6.868     6.867
100-01+        6.868           6.871       6.870       6.867       6.866     6.864
100-02         6.866           6.869       6.868       6.865       6.863     6.861
100-02+        6.864           6.867       6.865       6.862       6.860     6.858
100-03         6.862           6.865       6.863       6.860       6.858     6.856
100-03+        6.859           6.863       6.861       6.857       6.855     6.853
100-04         6.857           6.861       6.859       6.855       6.853     6.850
100-04+        6.855           6.859       6.857       6.853       6.850     6.847
100-05         6.852           6.857       6.855       6.850       6.848     6.845
100-05+        6.850           6.855       6.852       6.848       6.845     6.842
100-06         6.848           6.852       6.850       6.845       6.842     6.839
100-06+        6.846           6.850       6.848       6.843       6.840     6.837
100-07         6.843           6.848       6.846       6.840       6.837     6.834
100-07+        6.841           6.846       6.844       6.838       6.835     6.831
First Payment  8.183           9.767       8.933       7.517       6.933     6.350
Average Life   9.593          11.236      10.397       8.846       8.162     7.526
Last Payment   11.350          12.517      11.933      10.433       9.767    9.017



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.





CURRENT BALANCE: $13,538,000.00                           DATED DATE: 11/01/97
COUPON:  6.985%                       vmf7d            FIRST PAYMENT: 12/07/97
FACTOR: 1.0000000000                                         TOTAL CLASSES: 12
ORIGINAL BALANCE: $13,538,000.00                    YIELD TABLE DATE: 12/01/97


                       BOND IA6 BE-YIELD TABLE
                           PREPAYMENT SPEED

                      ******** TO CALL *********

           PRICING SPEED
FIX          200.0%/       150.00%/    175.00%/    225.00%/    250.00%/    275.00%/
FLTR         225           225         225         225         225         225
99-23         7.109          7.108       7.108       7.110       7.110      7.111
99-23+        7.107          7.106       7.106       7.108       7.108      7.109
99-24         7.105          7.104       7.104       7.106       7.106      7.107
99-24+        7.103          7.102       7.102       7.103       7.104      7.104
99-25         7.101          7.100       7.100       7.101       7.102      7.102
99-25+        7.099          7.098       7.098       7.099       7.100      7.100
99-26         7.097          7.096       7.096       7.097       7.097      7.098
99-26+        7.095          7.094       7.094       7.095       7.095      7.095
99-27         7.093          7.092       7.092       7.093       7.093      7.093
99-27+        7.091          7.090       7.090       7.091       7.091      7.091
99-28         7.089          7.088       7.088       7.089       7.089      7.089
99-28+        7.086          7.087       7.087       7.086       7.086      7.086
99-29         7.084          7.085       7.085       7.084       7.084      7.084
99-29+        7.082          7.083       7.083       7.082       7.082      7.082
99-30         7.080          7.081       7.081       7.080       7.080      7.080
99-30+        7.078          7.079       7.079       7.078       7.078      7.077
99-31         7.076          7.077       7.077       7.076       7.075      7.075
99-31+        7.074          7.075       7.075       7.074       7.073      7.073
100-00         7.072          7.073       7.073       7.072       7.071     7.071
100-00+        7.070          7.071       7.071       7.069       7.069     7.068
100-01         7.068          7.069       7.069       7.067       7.067     7.066
100-01+        7.066          7.067       7.067       7.065       7.065     7.064
100-02         7.064          7.065       7.065       7.063       7.062     7.062
100-02+        7.062          7.063       7.063       7.061       7.060     7.059
100-03         7.060          7.061       7.061       7.059       7.058     7.057
100-03+        7.058          7.060       7.059       7.057       7.056     7.055
100-04         7.056          7.058       7.057       7.055       7.054     7.053
100-04+        7.054          7.056       7.055       7.053       7.052     7.050
100-05         7.052          7.054       7.053       7.050       7.049     7.048
100-05+        7.050          7.052       7.051       7.048       7.047     7.046
100-06         7.047          7.050       7.049       7.046       7.045     7.044
100-06+        7.045          7.048       7.047       7.044       7.043     7.041
First Payment  11.350         12.517      11.933      10.433       9.767    9.017
Average Life   11.350         12.517      11.933      10.832      10.370    9.892
Last Payment   11.350         12.517      11.933      10.850      10.433    10.017


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.




CURRENT BALANCE: $10,154,000.00                           DATED DATE: 11/01/97
COUPON:  6.975%                     vmf7d              FIRST PAYMENT: 12/07/97
FACTOR: 1.0000000000                                         TOTAL CLASSES: 12
ORIGINAL BALANCE: $10,154,000.00                    YIELD TABLE DATE: 12/01/97


                             BOND IB1 BE-YIELD TABLE
                                PREPAYMENT SPEED

                           ******** TO CALL *********

           PRICING SPEED
FIX          200.0%/        150.00%/    175.00%/    225.00%/    250.00%/   275.00%/
FLTR         225            225         225         225         225        225
99-24         7.103           7.102       7.102       7.103       7.103      7.104
99-24+        7.100           7.099       7.099       7.100       7.100      7.101
99-25         7.097           7.096       7.096       7.097       7.097      7.098
99-25+        7.094           7.093       7.093       7.094       7.094      7.094
99-26         7.091           7.090       7.090       7.091       7.091      7.091
99-26+        7.088           7.087       7.088       7.088       7.088      7.088
99-27         7.085           7.084       7.085       7.085       7.085      7.085
99-27+        7.082           7.082       7.082       7.082       7.082      7.082
99-28         7.079           7.079       7.079       7.079       7.079      7.079
99-28+        7.076           7.076       7.076       7.076       7.076      7.076
99-29         7.073           7.073       7.073       7.073       7.073      7.073
99-29+        7.070           7.070       7.070       7.070       7.070      7.070
99-30         7.067           7.067       7.067       7.067       7.067      7.066
99-30+        7.064           7.064       7.064       7.064       7.063      7.063
99-31         7.061           7.061       7.061       7.061       7.060      7.060
99-31+        7.058           7.059       7.058       7.058       7.057      7.057
100-00         7.055           7.056       7.055       7.055       7.054     7.054
100-00+        7.052           7.053       7.052       7.052       7.051     7.051
100-01         7.049           7.050       7.049       7.049       7.048     7.048
100-01+        7.046           7.047       7.046       7.045       7.045     7.045
100-02         7.043           7.044       7.044       7.042       7.042     7.042
100-02+        7.040           7.041       7.041       7.039       7.039     7.038
100-03         7.037           7.038       7.038       7.036       7.036     7.035
100-03+        7.034           7.036       7.035       7.033       7.033     7.032
100-04         7.031           7.033       7.032       7.030       7.030     7.029
100-04+        7.028           7.030       7.029       7.027       7.027     7.026
100-05         7.025           7.027       7.026       7.024       7.024     7.023
100-05+        7.022           7.024       7.023       7.021       7.021     7.020
100-06         7.019           7.021       7.020       7.018       7.017     7.017
100-06+        7.016           7.018       7.017       7.015       7.014     7.014
100-07         7.013           7.015       7.014       7.012       7.011     7.011
100-07+        7.010           7.013       7.011       7.009       7.008     7.007
First Payment  5.017           5.017       5.017       5.017       5.017     5.017
Average Life   6.822           7.149       6.975       6.689       6.571     6.466
Last Payment   9.267           9.933       9.517       8.933       8.683     8.433


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.



CURRENT BALANCE: $6,769,000.00                            DATED DATE: 11/01/97
COUPON:  7.525%                        vmf7d           FIRST PAYMENT: 12/07/97
FACTOR: 1.0000000000                                         TOTAL CLASSES: 12
ORIGINAL BALANCE: $6,769,000.00                     YIELD TABLE DATE: 12/01/97


                          BOND IB2 BE-YIELD TABLE
                             PREPAYMENT SPEED

                        ******** TO CALL *********

           PRICING SPEED
FIX          200.0%/       150.00%/    175.00%/    225.00%/    250.00%/   275.00%/
FLTR         225           225         225         225         225        225
99-24         7.661          7.660       7.661       7.662       7.662      7.663
99-24+        7.659          7.658       7.659       7.660       7.660      7.660
99-25         7.657          7.656       7.657       7.657       7.658      7.658
99-25+        7.655          7.654       7.654       7.655       7.655      7.656
99-26         7.653          7.652       7.652       7.653       7.653      7.653
99-26+        7.650          7.650       7.650       7.651       7.651      7.651
99-27         7.648          7.648       7.648       7.648       7.648      7.649
99-27+        7.646          7.646       7.646       7.646       7.646      7.646
99-28         7.644          7.644       7.644       7.644       7.644      7.644
99-28+        7.642          7.642       7.642       7.642       7.642      7.642
99-29         7.640          7.640       7.640       7.639       7.639      7.639
99-29+        7.637          7.638       7.638       7.637       7.637      7.637
99-30         7.635          7.636       7.635       7.635       7.635      7.634
99-30+        7.633          7.634       7.633       7.633       7.632      7.632
99-31         7.631          7.632       7.631       7.630       7.630      7.630
99-31+        7.629          7.629       7.629       7.628       7.628      7.627
100-00         7.626          7.627       7.627       7.626       7.626     7.625
100-00+        7.624          7.625       7.625       7.624       7.623     7.623
100-01         7.622          7.623       7.623       7.622       7.621     7.620
100-01+        7.620          7.621       7.621       7.619       7.619     7.618
100-02         7.618          7.619       7.619       7.617       7.616     7.616
100-02+        7.616          7.617       7.616       7.615       7.614     7.613
100-03         7.613          7.615       7.614       7.613       7.612     7.611
100-03+        7.611          7.613       7.612       7.610       7.610     7.609
100-04         7.609          7.611       7.610       7.608       7.607     7.606
100-04+        7.607          7.609       7.608       7.606       7.605     7.604
100-05         7.605          7.607       7.606       7.604       7.603     7.602
100-05+        7.603          7.605       7.604       7.601       7.600     7.599
100-06         7.600          7.603       7.602       7.599       7.598     7.597
100-06+        7.598          7.601       7.600       7.597       7.596     7.595
100-07         7.596          7.599       7.597       7.595       7.594     7.592
100-07+        7.594          7.597       7.595       7.593       7.591     7.590
First Payment  9.267          9.933       9.517       8.933       8.683     8.433
Average Life   10.887         11.907      11.389      10.449      10.076    9.712
Last Payment   11.350         12.517      11.933      10.850      10.433    10.017


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.



CURRENT BALANCE: $47,340,000.00                           DATED DATE: 12/01/97
CURRENT COUPON:  5.888%                   vmf7d        FIRST PAYMENT: 12/07/97
FACTOR: 1.0000000000                                         TOTAL CLASSES: 12
ORIGINAL BALANCE: $47,340,000.00                    YIELD TABLE DATE: 12/01/97


                       BOND IIA1 DISCOUNT MARGIN ACT/360 TABLE
                         ASSUMED CONSTANT LIBOR-1M 5.6875

                           ******** TO CALL *********

           PRICING SPEED
       FIX   200.0%/    200.00%/    200.00%/    200.00%/    200.00%/   200.00%/
PRICE  FLTR  225        175         200         250         275        300

99-24        28.189      27.076      27.598      28.849      29.602     30.498
99-24+       27.676      26.633      27.122      28.295      29.001     29.841
99-25        27.163      26.190      26.647      27.741      28.399     29.183
99-25+       26.651      25.747      26.171      27.187      27.798     28.526
99-26        26.138      25.304      25.695      26.633      27.197     27.869
99-26+       25.626      24.861      25.220      26.079      26.596     27.212
99-27        25.114      24.419      24.745      25.526      25.996     26.556
99-27+       24.602      23.976      24.270      24.973      25.395     25.899
99-28        24.090      23.534      23.795      24.419      24.795     25.243
99-28+       23.578      23.092      23.320      23.866      24.195     24.587
99-29        23.066      22.650      22.845      23.313      23.595     23.931
99-29+       22.555      22.208      22.371      22.761      22.996     23.275
99-30        22.044      21.766      21.896      22.208      22.396     22.620
99-30+       21.532      21.324      21.422      21.656      21.797     21.965
99-31        21.022      20.883      20.948      21.104      21.198     21.310
99-31+       20.511      20.441      20.474      20.552      20.599     20.655
100-00        20.000      20.000      20.000      20.000      20.000    20.000
100-00+       19.489      19.559      19.526      19.448      19.401    19.346
100-01        18.979      19.118      19.053      18.897      18.803    18.691
100-01+       18.469      18.677      18.579      18.346      18.205    18.037
100-02        17.959      18.236      18.106      17.794      17.607    17.383
100-02+       17.449      17.795      17.633      17.243      17.009    16.730
100-03        16.939      17.355      17.160      16.693      16.411    16.076
100-03+       16.430      16.914      16.687      16.142      15.814    15.423
100-04        15.920      16.474      16.214      15.591      15.217    14.770
100-04+       15.411      16.034      15.742      15.041      14.620    14.117
100-05        14.902      15.594      15.269      14.491      14.023    13.464
100-05+       14.393      15.154      14.797      13.941      13.426    12.812
100-06        13.884      14.714      14.325      13.391      12.829    12.160
100-06+       13.375      14.275      13.853      12.842      12.233    11.507
100-07        12.867      13.835      13.381      12.292      11.637    10.856
100-07+       12.358      13.396      12.909      11.743      11.041    10.204
First Payment  0.017       0.017       0.017       0.017       0.017     0.017
Average Life   3.635       4.295       3.961       3.326       3.027     2.725
Last Payment  11.350      11.767      11.600      11.183      11.100     10.933


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.




CURRENT BALANCE: $7,320,000.00                           DATED DATE: 12/01/97
CURRENT COUPON:  6.088%                     vmf7d     FIRST PAYMENT: 12/07/97
FACTOR: 1.0000000000                                        TOTAL CLASSES: 12
ORIGINAL BALANCE: $7,320,000.00                    YIELD TABLE DATE: 12/01/97


                      BOND IIB1 DISCOUNT MARGIN ACT/360 TABLE
                         ASSUMED CONSTANT LIBOR-1M 5.6875

                           ******** TO CALL *********

         PRICING SPEED
        FIX   200.0%/    200.00%/    200.00%/    200.00%/    200.00%/   200.00%/
PRICE   FLTR  225        175         200         250         275        300

99-24        45.012      44.825      44.973      44.982      44.947     44.906
99-24+       44.698      44.523      44.662      44.671      44.637     44.599
99-25        44.385      44.221      44.351      44.359      44.328     44.292
99-25+       44.071      43.919      44.039      44.047      44.018     43.985
99-26        43.758      43.617      43.728      43.736      43.709     43.678
99-26+       43.444      43.315      43.417      43.424      43.399     43.371
99-27        43.131      43.014      43.106      43.112      43.090     43.065
99-27+       42.818      42.712      42.796      42.801      42.781     42.758
99-28        42.504      42.411      42.485      42.489      42.472     42.451
99-28+       42.191      42.109      42.174      42.178      42.163     42.145
99-29        41.878      41.808      41.863      41.867      41.853     41.838
99-29+       41.565      41.506      41.553      41.555      41.544     41.532
99-30        41.252      41.205      41.242      41.244      41.235     41.225
99-30+       40.939      40.904      40.931      40.933      40.926     40.919
99-31        40.626      40.602      40.621      40.622      40.618     40.613
99-31+       40.313      40.301      40.310      40.311      40.309     40.306
100-00        40.000      40.000      40.000      40.000      40.000    40.000
100-00+       39.687      39.699      39.690      39.689      39.691    39.694
100-01        39.374      39.398      39.379      39.378      39.383    39.388
100-01+       39.062      39.097      39.069      39.067      39.074    39.082
100-02        38.749      38.796      38.759      38.757      38.765    38.776
100-02+       38.437      38.495      38.449      38.446      38.457    38.470
100-03        38.124      38.194      38.139      38.135      38.149    38.164
100-03+       37.812      37.894      37.829      37.825      37.840    37.858
100-04        37.499      37.593      37.519      37.514      37.532    37.552
100-04+       37.187      37.292      37.209      37.204      37.224    37.246
100-05        36.875      36.992      36.899      36.893      36.915    36.941
100-05+       36.562      36.691      36.589      36.583      36.607    36.635
100-06        36.250      36.391      36.280      36.272      36.299    36.330
100-06+       35.938      36.090      35.970      35.962      35.991    36.024
100-07        35.626      35.790      35.660      35.652      35.683    35.719
100-07+       35.314      35.490      35.351      35.342      35.375    35.413
First Payment  5.017       5.017       5.017       5.100       5.100     5.100
Average Life   5.894       6.190       5.955       5.936       5.988     6.049
Last Payment   6.933       8.100       7.517       6.933       7.017     7.100


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.





CURRENT BALANCE: $3,271,000.00                          DATED DATE: 12/01/97
CURRENT COUPON:  6.688%                 vmf7d        FIRST PAYMENT: 12/07/97
FACTOR: 1.0000000000                                       TOTAL CLASSES: 12
ORIGINAL BALANCE: $3,271,000.00                   YIELD TABLE DATE: 12/01/97


                      BOND IIB2 DISCOUNT MARGIN ACT/360 TABLE
                         ASSUMED CONSTANT LIBOR-1M 5.6875

                           ******** TO CALL *********

           PRICING SPEED
        FIX   200.0%/    200.00%/    200.00%/    200.00%/    200.00%/   200.00%/
PRICE   FLTR  225        175         200         250         275        300

99-24       103.991     103.581     103.779     104.163     104.195    104.127
99-24+      103.741     103.357     103.543     103.903     103.932    103.869
99-25       103.491     103.133     103.306     103.642     103.670    103.610
99-25+      103.242     102.909     103.070     103.382     103.407    103.352
99-26       102.992     102.685     102.833     103.121     103.145    103.094
99-26+      102.742     102.461     102.597     102.861     102.883    102.836
99-27       102.493     102.237     102.361     102.601     102.620    102.578
99-27+      102.243     102.013     102.125     102.340     102.358    102.320
99-28       101.994     101.789     101.888     102.080     102.096    102.062
99-28+      101.744     101.565     101.652     101.820     101.834    101.804
99-29       101.495     101.342     101.416     101.560     101.572    101.546
99-29+      101.246     101.118     101.180     101.300     101.310    101.288
99-30       100.997     100.894     100.944     101.040     101.048    101.031
99-30+      100.747     100.671     100.708     100.780     100.786    100.773
99-31       100.498     100.447     100.472     100.520     100.524    100.515
99-31+      100.249     100.224     100.236     100.260     100.262    100.258
100-00       100.000     100.000     100.000     100.000     100.000   100.000
100-00+       99.751      99.777      99.764      99.740      99.738    99.742
100-01        99.502      99.553      99.528      99.480      99.477    99.485
100-01+       99.253      99.330      99.293      99.221      99.215    99.228
100-02        99.004      99.106      99.057      98.961      98.953    98.970
100-02+       98.755      98.883      98.821      98.701      98.692    98.713
100-03        98.507      98.660      98.586      98.442      98.430    98.456
100-03+       98.258      98.437      98.350      98.182      98.169    98.198
100-04        98.009      98.214      98.115      97.923      97.907    97.941
100-04+       97.760      97.990      97.879      97.663      97.646    97.684
100-05        97.512      97.767      97.644      97.404      97.385    97.427
100-05+       97.263      97.544      97.408      97.145      97.123    97.170
100-06        97.015      97.321      97.173      96.886      96.862    96.913
100-06+       96.766      97.098      96.938      96.626      96.601    96.656
100-07        96.518      96.875      96.702      96.367      96.340    96.399
100-07+       96.269      96.653      96.467      96.108      96.079    96.142
First Payment  6.933       8.100       7.517       6.933       7.017     7.100
Average Life   8.057       9.336       8.669       7.614       7.533     7.696
Last Payment   9.350      10.683      10.017       8.767       8.183     8.350


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT
RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.




CURRENT BALANCE: $4,361,000.00                        DATED DATE: 12/01/97
CURRENT COUPON:  6.888%               vmf7d        FIRST PAYMENT: 12/07/97
FACTOR: 1.0000000000                                     TOTAL CLASSES: 12
ORIGINAL BALANCE: $4,361,000.00                 YIELD TABLE DATE: 12/01/97

                     BOND IIB3 DISCOUNT MARGIN ACT/360 TABLE
                         ASSUMED CONSTANT LIBOR-1M 5.6875

                           ******** TO CALL *********

           PRICING SPEED
        FIX   200.0%/    200.00%/    200.00%/    200.00%/    200.00%/   200.00%/
PRICE   FLTR  225        175         200         250         275        300

99-24       123.243       123.107     123.165     123.322     123.406    123.477
99-24+      123.040       122.913     122.967     123.115     123.193    123.259
99-25       122.837       122.718     122.769     122.907     122.980    123.042
99-25+      122.634       122.524     122.571     122.699     122.767    122.824
99-26       122.431       122.329     122.373     122.491     122.554    122.607
99-26+      122.229       122.135     122.175     122.283     122.340    122.389
99-27       122.026       121.941     121.977     122.075     122.128    122.172
99-27+      121.823       121.747     121.779     121.868     121.915    121.954
99-28       121.620       121.552     121.581     121.660     121.702    121.737
99-28+      121.418       121.358     121.384     121.452     121.489    121.520
99-29       121.215       121.164     121.186     121.245     121.276    121.303
99-29+      121.012       120.970     120.988     121.037     121.063    121.085
99-30       120.810       120.776     120.790     120.830     120.851    120.868
99-30+      120.607       120.582     120.593     120.622     120.638    120.651
99-31       120.405       120.388     120.395     120.415     120.425    120.434
99-31+      120.202       120.194     120.198     120.207     120.213    120.217
100-00      120.000       120.000     120.000     120.000     120.000   120.000
100-00+     119.798       119.806     119.803     119.793     119.787   119.783
100-01      119.595       119.612     119.605     119.585     119.575   119.566
100-01+     119.393       119.419     119.408     119.378     119.363   119.349
100-02      119.191       119.225     119.210     119.171     119.150   119.132
100-02+     118.989       119.031     119.013     118.964     118.938   118.916
100-03      118.786       118.837     118.816     118.757     118.725   118.699
100-03+     118.584       118.644     118.618     118.550     118.513   118.482
100-04      118.382       118.450     118.421     118.343     118.301   118.266
100-04+     118.180       118.257     118.224     118.136     118.089   118.049
100-05      117.978       118.063     118.027     117.929     117.877   117.832
100-05+     117.776       117.870     117.830     117.722     117.665   117.616
100-06      117.574       117.676     117.633     117.515     117.452   117.399
100-06+     117.372       117.483     117.436     117.308     117.240   117.183
100-07      117.171       117.289     117.239     117.101     117.028   116.967
100-07+     116.969       117.096     117.042     116.895     116.817   116.750
First Payment 9.350        10.683      10.017       8.767       8.183     8.350
Average Life 10.905        11.625      11.307      10.528      10.166     9.867
Last Payment 11.350        11.767      11.600      11.183      11.100    10.933


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.



_____________________________________________________________________________

     -  VMF7D
     -  Cut Off Date of Tape is  10/25/97
     -  FIX
     -  $169,223,422.71
     -  Mortgage Summary Report
_____________________________________________________________________________


Number of Mortgage Loans:                                   6,013

Aggregate Unpaid Principal Balance:               $169,223,422.71
Aggregate Original Principal Balance:             $179,056,781.48

Weighted Average Gross Coupon:                            11.173%
Gross Coupon Range:                             7.990% -  21.000%
_____________________________________________________________________________

Average Unpaid Principal Balance:                      $28,142.93
Average Original Principal Balance:                    $29,778.28

Maximum Unpaid Principal Balance:                     $183,388.00
Minimum Unpaid Principal Balance:                       $3,306.61

Maximum Original Principal Balance:                   $183,388.00
Minimum Original Principal Balance:                     $4,446.92

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         197.331
Stated Rem Term Range:                          32.000 -  360.000

Weighted Average Age :                                      9.494
Age Range:                                       0.000 -  132.000

Weighted Average Original Term:                           206.825
Original Term Range:                            36.000 -  360.000

Weighted Average Original LTV:                             87.360
Original LTV Range:                             1.018% - 104.384%

_____________________________________________________________________________

Greatest Zip Code Concentration

29526     21 loans   $815,226.26    0.48%

New          64.65%  $109,408,796.97
Used         35.35%  $ 59,814,625.74

Single       53.02%   $89,715,117.71
Multi        46.98%   $79,508,305.00

Parked       32.31%   $54,675,607.28
Not Parked   67.69%  $114,547,815.43

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.



                    GEOGRAPHIC DISTRIBUTION
 ______________________________________________________________


                                          Current
     State     # Loans  % Pool            Balance

Alabama            134    2.17            $3,673,446
Arkansas            29     .49              $828,881
Arizona             68    1.32            $2,229,527
California           1     .01               $20,294
Colorado            54    1.17            $1,972,850
Connecticut          3     .06               $93,326
Dist of Col          2     .03               $57,469
Delaware            39     .49              $830,085
Florida            298    5.52            $9,345,588
Georgia            174    1.97            $3,338,214
Iowa                 9     .14              $242,169
Idaho                1     .02               $40,947
Illinois            48     .72            $1,225,387
Indiana            150    1.75            $2,960,612
Kansas               7     .12              $204,275
Kentucky           200    2.29            $3,880,954
Louisiana          151    3.60            $6,099,815
Massachsetts         4     .09              $144,775
Maryland            95    1.00            $1,699,007
Maine               13     .20              $343,895
Michigan            92    1.20            $2,023,404
Minnesota           25     .36              $614,729
Missouri           212    3.72            $6,302,421
Mississippi         90    1.38            $2,337,466
Montana             12     .23              $381,765
North Carolina     713   11.49           $19,445,853
North Dakota         1     .02               $35,510
Nebraska             3     .05               $82,439
New Hampshire       13     .25              $417,637
New Jersey          13     .20              $342,106
New Mexico          51    1.38            $2,334,445
Nevada               6     .15              $252,694
New York            81    1.41            $2,383,395
Ohio               166    2.59            $4,386,924
Oklahoma            54    1.10            $1,866,015
Oregon              15     .42              $710,527
Pennsylvania       182    2.51            $4,251,051
Rhode Island         1     .02               $41,054
South Carolina     486    7.76           $13,124,962
South Dakota         1     .01               $18,018
Tennessee          695    9.52           $16,118,446
Texas              949   20.36           $34,455,926
Utah                 5     .08              $142,891
Virginia           373    6.21           $10,501,206
Vermont              6     .11              $193,217
Washington           1     .02               $31,417
Wisconsin          156    2.33            $3,945,390
West Virginia      129    1.85            $3,127,914
Wyoming              2     .07              $123,084
_____________________________________________________________
Total.....       6,013  100.00%         $169,223,423
=============================================================


            YEAR OF ORIGINATION
___________________________________________________


   Year of      # of       % of        Current
 Origination    Loans      Pool        Balance

    1985             2       .01           $23,758
    1986            24       .13          $212,742
    1987           114       .73        $1,241,212
    1988            84       .75        $1,268,595
    1989            66       .54          $921,441
    1990           226      2.11        $3,578,962
    1991           262      2.17        $3,671,796
    1992           628      4.61        $7,798,639
    1993             3       .02           $41,763
    1994             2       .02           $34,126
    1995             1       .01           $18,629
    1996            10       .24          $413,563
    1997         4,591     88.64      $149,998,197
___________________________________________________
Total...         6,013    100.00%     $169,223,423
===================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.




                   ORIGINAL CONTRACT BALANCES
___________________________________________________________________

                                                           Total
                                # of                      Current
    Original Loan Amount      Contracts                   Balance

          Balance <=   5,000        5   0.01                 23,011
  5,000 < Balance <=  10,000      121   0.53                901,818
 10,000 < Balance <=  15,000      677   4.36              7,379,078
 15,000 < Balance <=  20,000    1,055   8.93             15,117,597
 20,000 < Balance <=  25,000      928  11.11             18,798,171
 25,000 < Balance <=  30,000      812  12.22             20,687,457
 30,000 < Balance <=  35,000      702  12.99             21,989,162
 35,000 < Balance <=  40,000      499  10.80             18,283,974
 40,000 < Balance <=  45,000      333   8.22             13,906,203
 45,000 < Balance <=  50,000      250   6.97             11,790,616
 50,000 < Balance <=  55,000      166   5.12              8,667,477
 55,000 < Balance <=  60,000      145   4.92              8,320,309
 60,000 < Balance <=  65,000      103   3.77              6,377,633
 65,000 < Balance <=  70,000       67   2.65              4,479,264
 70,000 < Balance <=  75,000       50   2.11              3,574,408
 75,000 < Balance <=  80,000       27   1.23              2,087,017
 80,000 < Balance <=  85,000       22   1.07              1,813,048
 85,000 < Balance <=  90,000       16   0.83              1,399,724
 90,000 < Balance <=  95,000       13   0.71              1,208,451
 95,000 < Balance <= 100,000        9   0.52                874,677
100,000 < Balance <= 105,000        2   0.12                204,733
105,000 < Balance <= 110,000        1   0.06                102,971
110,000 < Balance <= 115,000        4   0.27                449,966
115,000 < Balance <= 120,000        2   0.14                237,133
120,000 < Balance <= 125,000        3   0.22                366,138
          Balance >  135,000        1   0.11                183,388
___________________________________________________________________
Total...                     6,013    100.00%            $169,223,423
===================================================================



               ORIGINAL LTV RANGE - rounded to 1%
    ______________________________________________________


           LTV                     %           Current
          RANGE          # Loans  Pool         Balance

 Less than        61.000     277   2.99       $5,054,691
 61.000 < LTV <=  65.999     159   2.14       $3,620,723
 66.000 < LTV <=  70.999     177   2.61       $4,416,952
 71.000 < LTV <=  75.999     285   4.60       $7,779,981
 76.000 < LTV <=  80.999     469   7.30      $12,351,546
 81.000 < LTV <=  85.999     747  12.86      $21,761,239
 86.000 < LTV <=  90.999   1,867  29.96      $50,691,254
91.000 < LTV <= 100.000    2,027  37.45      $63,366,813
100.000 < LTV <= 125.000       5    .11         $180,224
________________________________________________________
Total.....                 6,013 100.00%    $169,223,423
========================================================



                                    GROSS COUPON
_____________________________________________________________________________

             Gross                                   Current
             Coupon             # Loans  % Pool      Balance

 7.00% < Gross Coupon <=  8.00%      6      .18         $297,973
 8.00% < Gross Coupon <=  9.00%    157     5.68       $9,606,311
 9.00% < Gross Coupon <= 10.00%  1,489    33.12      $56,046,036
10.00% < Gross Coupon <= 11.00%  1,016    19.79      $33,487,820
11.00% < Gross Coupon <= 12.00%    912    16.00      $27,069,610
12.00% < Gross Coupon <= 13.00%  1,127    12.60      $21,329,599
13.00% < Gross Coupon <= 14.00%    627     6.12      $10,351,130
14.00% < Gross Coupon <= 15.00%    389     3.84       $6,496,011
15.00% < Gross Coupon <= 16.00%    106      .87       $1,464,743
16.00% < Gross Coupon <= 17.00%     84      .83       $1,396,199
17.00% < Gross Coupon <= 18.00%     89      .93       $1,575,402
18.00% < Gross Coupon <= 19.00%      4      .03          $48,862
20.00% < Gross Coupon <= 21.00%      7      .03          $53,726
_____________________________________________________________________________

Total.....                       6,013   100.00%    $169,223,423
=============================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.




                   REMAINING TERM
__________________________________________________________

                          # of     % of        Current
     Remaining Term       Loans    Pool        Balance

  20 < Rem Term <=  72       918    6.15     $10,406,657
  73 < Rem Term <=  84       608    5.35      $9,059,308
  85 < Rem Term <= 120       917   10.43     $17,653,130
 121 < Rem Term <= 156       470    7.13     $12,059,586
 157 < Rem Term <= 180       750   13.33     $22,563,538
 181 < Rem Term <= 240     1,658   36.29     $61,407,965
 241 < Rem Term <= 299       400   11.50     $19,453,893
300 < Rem Term <= 360        292    9.82     $16,619,345
__________________________________________________________
Total.....                 6,013  100.00%   $169,223,423
==========================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.

_____________________________________________________________________________

     -  VMF7D
     -  Cut Off Date of Tape is  10/25/97
     -  ARM
     -  $62,292,390.22
_____________________________________________________________________________

Number of Mortgage Loans:                                   1,953

Aggregate Unpaid Principal Balance:                $62,292,390.22
Aggregate Original Principal Balance:              $62,927,551.55
_____________________________________________________________________________

Weighted Average Coupon (Gross):                          10.826%
Gross Coupon Range:                             7.990% -  17.000%

Weighted Average Margin (Gross):                           4.526%
Gross Margin Range:                             1.420% -  10.880%

Weighted Average Life Cap (Gross):                        16.590% *
Gross Life Cap Range:                          13.500% -  23.000%

Weighted Average Life Floor (Gross):                       4.526%
Gross Life Floor Range:                         1.420% -  10.880%
_____________________________________________________________________________

Average Unpaid Principal Balance:                      $31,895.75
Average Original Principal Balance:                    $32,220.97

Maximum Unpaid Principal Balance:                     $116,652.70
Minimum Unpaid Principal Balance:                       $4,950.96

Maximum Original Principal Balance:                   $116,652.70
Minimum Original Principal Balance:                     $5,179.50

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         191.792
Stated Rem Term Range:                          48.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):            1.738
Age Range:                                       0.000 -  149.000

Weighted Average Original Term:                           193.530
Original Term Range:                            48.000 -  360.000

Weighted Average Original LTV:                             86.738
Original LTV Range:                            12.126% - 100.000%

Weighted Average Periodic Interest Cap:                    1.574% *
Periodic Interest Cap Range:                    1.000% -   2.000%

Weighted Average Months to Interest Roll:                  10.217 *
calculated from 11/97 to next rolldate
Months to Interest Roll Range:                           1 -   13

Weighted Average Interest Roll Frequency:                  11.952
Interest Frequency Range:                                6 -   12

_____________________________________________________________________________
* excludes capless loans


Greatest Zip code concentration

Zip 76208   18 loans  $517,678.02      0.83%

New          76.08%   $47,391,685.24
Used         23.92%   $14,900,704.98

Single       53.93%   $33,596,676.69
Multi        46.07%   $28,695,713.53

Parked       33.91%   $21,125,096.94
Not Parked   66.09%   $41,167,293.28


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.




                GEOGRAPHIC DISTRIBUTION
 _____________________________________________________

                                         Current
     State     # Loans  % Pool           Balance

Alabama             12     .77              $482,029
Arkansas            12     .51              $318,631
Arizona             23    1.10              $682,707
California           1     .07               $45,978
Colorado            13     .63              $393,092
Connecticut          1     .08               $52,604
Dist of Col          1     .05               $30,515
Delaware             3     .13               $83,510
Florida            110    4.65            $2,898,843
Georgia             55    2.00            $1,243,584
Illinois             1     .04               $25,863
Indiana              4     .19              $119,785
Kansas               1     .06               $34,813
Kentucky           169    8.16            $5,084,366
Louisiana           66    3.11            $1,935,304
Maryland             2     .11               $68,646
Minnesota            1     .06               $34,708
Missouri            37    2.14            $1,334,147
Mississippi         25    1.11              $693,960
North Carolina     305   16.76           $10,443,238
New Jersey           3     .16              $100,607
New Mexico          19    1.13              $705,422
New York             3     .17              $103,458
Ohio                26    1.35              $840,968
Oklahoma            19    1.11              $691,971
Oregon               1     .09               $54,173
Pennsylvania         3     .15               $96,338
South Carolina     212   11.80            $7,352,519
Tennessee          284   14.75            $9,188,298
Texas              394   19.48           $12,132,980
Virginia           119    6.55            $4,081,941
Wisconsin            1     .07               $40,549
West Virginia       27    1.44              $896,841
____________________________________________________
Total.....       1,953  100.00%          $62,292,390
====================================================




               YEAR OF ORIGINATION
____________________________________________________

   Year of      # of       % of         Current
 Origination    Loans      Pool         Balance

    1984             1       .02            $10,137
    1985             6       .08            $47,010
    1986            15       .23           $142,655
    1987             8       .18           $109,077
    1988             1       .03            $20,231
    1989             3       .08            $46,718
    1990            17       .50           $310,289
    1997         1,902     98.90        $61,606,273
____________________________________________________
Total...         1,953    100.00%       $62,292,390
====================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.




                           ORIGINAL CONTRACT BALANCES
___________________________________________________________________

                                                           Total
                                # of                      Current
    Original Loan Amount      Contracts                   Balance

  5,000 < Balance <=  10,000       37   0.48                297,240
 10,000 < Balance <=  15,000      109   2.20              1,372,878
 15,000 < Balance <=  20,000      208   5.48              3,416,301
 20,000 < Balance <=  25,000      283  10.11              6,298,716
 25,000 < Balance <=  30,000      305  13.31              8,288,789
 30,000 < Balance <=  35,000      314  16.20             10,088,421
 35,000 < Balance <=  40,000      230  13.63              8,491,661
 40,000 < Balance <=  45,000      138   9.37              5,835,212
 45,000 < Balance <=  50,000      102   7.71              4,803,561
 50,000 < Balance <=  55,000       89   7.48              4,656,516
 55,000 < Balance <=  60,000       61   5.57              3,472,196
 60,000 < Balance <=  65,000       37   3.71              2,308,203
 65,000 < Balance <=  70,000       17   1.84              1,144,953
 70,000 < Balance <=  75,000       13   1.52                945,569
 75,000 < Balance <=  80,000        4   0.51                317,684
 80,000 < Balance <=  85,000        2   0.26                163,039
 90,000 < Balance <=  95,000        3   0.44                274,799
115,000 < Balance <= 120,000        1   0.19                116,653
___________________________________________________________________
Total...                     1,953    100.00%             $62,292,390
===================================================================



                      LTV RANGE
    _____________________________________________________

           LTV                     %          Current
          RANGE          # Loans  Pool        Balance

 Less than        61.000      75   3.18      $1,981,403
 61.000 < LTV <=  65.999      39   1.84      $1,148,189
 66.000 < LTV <=  70.999      63   3.33      $2,073,031
 71.000 < LTV <=  75.999      97   5.34      $3,328,424
 76.000 < LTV <=  80.999     152   8.59      $5,349,554
 81.000 < LTV <=  85.999     262  13.70      $8,532,721
 86.000 < LTV <=  90.999     522  27.78     $17,305,011
 91.000 < LTV <= 100.000     743  36.24     $22,574,057
_______________________________________________________
Total.....                 1,953 100.00%    $62,292,390
=======================================================



                                GROSS COUPON
_____________________________________________________________________________

             Gross                                   Current
             Coupon             # Loans  % Pool      Balance

 7.00% < Gross Coupon <=  8.00%      2      .21         $128,972
 8.00% < Gross Coupon <=  9.00%     27     1.93       $1,199,679
 9.00% < Gross Coupon <= 10.00%    492    32.01      $19,937,664
10.00% < Gross Coupon <= 11.00%    506    27.85      $17,350,251
11.00% < Gross Coupon <= 12.00%    550    24.72      $15,401,552
12.00% < Gross Coupon <= 13.00%    237     8.76       $5,457,424
13.00% < Gross Coupon <= 14.00%    120     3.88       $2,416,205
14.00% < Gross Coupon <= 15.00%     14      .42         $259,103
15.00% < Gross Coupon <= 16.00%      2      .08          $47,690
16.00% < Gross Coupon <= 17.00%      3      .15          $93,850
_____________________________________________________________________________

Total.....                       1,953   100.00%     $62,292,390
=============================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.




                   REMAINING TERM
__________________________________________________________

                          # of     % of        Current
     Remaining Term       Loans    Pool        Balance

  20 < Rem Term <=  72        67    1.17        $727,227
  73 < Rem Term <=  84        94    2.34      $1,457,240
  85 < Rem Term <= 120       260    8.90      $5,544,713
 121 < Rem Term <= 156       317   13.52      $8,420,435
 157 < Rem Term <= 180       325   15.72      $9,793,154
 181 < Rem Term <= 240       733   45.97     $28,634,665
 241 < Rem Term <= 299       136   10.71      $6,671,027
300 < Rem Term <= 360         21    1.68      $1,043,931
__________________________________________________________
Total.....                 1,953  100.00%    $62,292,390
==========================================================



                               DISTRIBUTION OF
                            MAXIMUM MORTGAGE RATES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
          Gross            Mortgage       Principal          Principal
         Life Cap            Loans         Balance            Balance

        Life Cap  =  0.00       30         308,879.73           0.50
13.00 < Life Cap <= 13.50        1          43,259.84           0.07
13.50 < Life Cap <= 14.00        3         162,196.43           0.26
14.00 < Life Cap <= 14.50       14         584,926.39           0.94
14.50 < Life Cap <= 15.00       66       2,684,251.55           4.31
15.00 < Life Cap <= 15.50      211       7,672,475.01          12.32
15.50 < Life Cap <= 16.00      363      15,043,055.35          24.15
16.00 < Life Cap <= 16.50      306      10,201,238.28          16.38
16.50 < Life Cap <= 17.00      217       7,140,165.45          11.46
17.00 < Life Cap <= 17.50      247       7,019,609.50          11.27
17.50 < Life Cap <= 18.00      195       4,922,503.35           7.90
18.00 < Life Cap <= 18.50       98       2,255,643.74           3.62
18.50 < Life Cap <= 19.00       86       2,037,678.58           3.27
19.00 < Life Cap <= 19.50       65       1,222,769.28           1.96
19.50 < Life Cap <= 20.00       32         646,909.49           1.04
20.00 < Life Cap <= 20.50        9         146,440.04           0.24
20.50 < Life Cap <= 21.00        3          38,428.04           0.06
21.00 < Life Cap <= 21.50        1          11,912.15           0.02
21.50 < Life Cap <= 22.00        2          44,313.32           0.07
22.00 < Life Cap <= 22.50        1          11,884.43           0.02
22.50 < Life Cap <= 23.00        3          93,850.27           0.15
__________________________________________________________________________
Total.................       1,953    $ 62,292,390.22         100.00%
==========================================================================



                               DISTRIBUTION OF
                                   MARGINS

                                                           Percentage of
                                        Aggregate          Cut-Off Date
                           Number of     Unpaid              Aggregate
        Gross              Mortgage     Principal            Principal
        Margin               Loans       Balance              Balance

 1.0 < Margin <=  2.0            4         210,446              0.34
 2.0 < Margin <=  3.0           72       2,795,492              4.49
 3.0 < Margin <=  4.0          553      21,761,237             34.93
 4.0 < Margin <=  5.0          494      16,609,849             26.66
 5.0 < Margin <=  6.0          509      13,718,018             22.02
 6.0 < Margin <=  7.0          235       5,373,515              8.63
 7.0 < Margin <=  8.0           73       1,555,051              2.50
 8.0 < Margin <=  9.0           10         184,688              0.30
 9.0 < Margin <= 10.0            1          35,778              0.06
10.0 < Margin <= 11.0            2          48,315              0.08
__________________________________________________________________________
Total.................       1,953    $ 62,292,390            100.00%
==========================================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.




                         NEXT INTEREST ROLLDATE DATE


                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance

   12/01/97              5         $60,057.18            00.10
   01/01/98             12        $190,883.00            00.31
   02/01/98              5         $77,021.66            00.12
   03/01/98              3         $79,766.24            00.13
   04/01/98              5         $48,323.44            00.08
   05/01/98             13        $188,766.92            00.30
   06/01/98              4         $44,397.78            00.07
   07/01/98             33      $1,011,772.52            01.62
   08/01/98            447     $14,202,946.41            22.80
   09/01/98            592     $18,979,799.53            30.47
   10/01/98            668     $21,661,470.50            34.77
   11/01/98            143      $4,930,550.02            07.92
   12/01/98             23        $816,635.02            01.31
__________________________________________________________________________
Total........        1953      $62,292,390.22         100.00%
==========================================================================



                          LOAN SUMMARY STRATIFIED BY
                                 PERIODIC CAP
                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
Periodic                Mortgage          Principal          Principal
  Cap                     Loans            Balance            Balance

  CAPLESS                    30            308,879.73           0.50
  1.000                     833         26,418,337.27          42.41
  2.000                    1090         35,565,173.22          57.09
__________________________________________________________________________
Total.................     1953       $ 62,292,390.22         100.00%
==========================================================================


                                      ARM TYPE
_____________________________________________________________________________

                                                      WA                                     From 11/97      Total
                             #        %               Rem        WA         WA      WA           WA          Current
Loan Feature               Loan     Pool      WAC     Term     MARGIN     FLOOR     CAP         RESET        Balance
    5YR                     1,923    99.50    10.824   192.47   4.527      4.527     16.590   10.240          $61,983,510.49
    1YR                        21      .31     9.775    54.26   4.000      4.000     CAPLESS   6.512             $190,898.50
    PRIME                       9      .19    13.689    59.09   5.179      5.179     CAPLESS   4.028             $117,981.23
____________________________________________________________________________________________________________________________

Total.....                  1,953   100.00%   10.826   191.79   4.526      4.526     16.508   10.217          $62,292,390.22
============================================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.